SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF SEPTEMBER 30, 2005 AND 2004 AND DECEMBER 31, 2004
(Dollars in thousands, except share data)

ASSETS

				Variance
	30-Sep-05	30-Sep-04	31-Dec-04	09/05-12/04
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$130,584	$153,049	$110,148	18.55%
Interest bearing deposits	9,839	45,452	42,612	-76.91%
Federal funds sold and securities purchased under agreements to resell	248,585	339,150	326,650	-23.90%
Total cash and cash equivalents	389,008	537,651	479,410	-18.86%
INTEREST BEARING DEPOSITS	101,044	50,000	50,000	102.09%
TRADING SECURITIES	51,088	13,423	34,184	49.45%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,678,532	1,051,852	1,978,132	-15.15%
INVESTMENT SECURITIES HELD TO MATURITY, at amortized cost	-	846,368	-	N/A
OTHER INVESTMENT SECURITIES, at amortized cost	37,500	-	37,500	0.00%
LOANS HELD FOR SALE, net	220,591	283,017	271,596	-18.78%
LOANS, net	5,988,980	4,988,793	5,311,936	12.75%
ALLOWANCE FOR LOAN LOSSES	(66,051)	(70,731)	(69,177)	-4.52%
PREMISES AND EQUIPMENT, net	55,257	49,930	52,854	4.55%
ACCRUED INTEREST RECEIVABLE	64,116	45,354	44,682	43.49%
GOODWILL	34,791	34,791	34,791	0.00%
INTANGIBLE ASSETS	9,895	5,949	8,003	23.64%
OTHER ASSETS	134,346	124,638	107,869	24.55%
	$8,699,097	$7,961,035	$8,341,780	4.28%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non-interest bearing	$651,853	$699,993	$744,019	-12.39%
Interest bearing	5,216,845	3,816,200	4,004,120	30.29%
Total deposits	5,868,698	4,516,193	4,748,139	23.60%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	650,000	722,000	780,334	-16.70%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	1,018,187	1,301,627	1,349,444	-24.55%
COMMERCIAL PAPER ISSUED	229,852	599,376	629,544	-63.49%
TERM NOTES	39,902	124,281	31,457	26.85%
CAPITAL NOTES	72,985	15,925	72,588	0.55%
ACCRUED INTEREST PAYABLE	49,527	23,246	22,666	118.51%
OTHER LIABILITIES	202,820	132,150	151,605	33.78%
	8,131,971	7,434,798	7,785,777	4.45%

STOCKHOLDERS' EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	-	-	-	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued;
46,639,104 shares outstanding in September 2005, 2004 and December 2004.	126,626	126,626	126,626	0.00%
Capital paid in excess of par value	304,171	304,171	304,171	0.00%
Treasury stock at cost, 4,011,260 shares in September 2005, 2004 and December 2004.	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(35,134)	(22,719)	(6,818)	415.31%
Retained earnings-
Reserve fund	127,086	119,432	127,086	0.00%
Undivided profits	111,929	66,279	72,490	54.41%
Total stockholders' equity	567,126	526,237	556,003	2.00%
	$8,699,097	$7,961,035	$8,341,780	4.28%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE NINE MONTH PERIODS AND THE QUARTERS ENDED SEPTEMBER 30, 2005 AND 2004

(Dollars in thousands, except per share data)

	For the nine months ended		For the quarters ended

	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004
INTEREST INCOME:
Loans	$255,206	$184,995	$93,628	$66,242
Investment securities	54,723	76,817	16,309	25,070
Interest bearing deposits	2,740	573	1,194	338
Federal funds sold and securities purchased under
agreements to resell	3,490	2,018	822	799
Total interest income	316,159	264,403	111,953	92,449

INTEREST EXPENSE:
Deposits	88,386	42,115	35,172	15,404
Securities sold under agreements to repurchase
and other borrowings	61,481	58,688	20,926	21,081
Subordinated capital notes	2,094	54	795	25
Total interest expense	151,961	100,857	56,893	36,510

Net interest income	164,198	163,546	55,060	55,939

PROVISION FOR LOAN LOSSES	15,400	21,770	4,650	7,020
Net interest income after provision for loan losses	148,798	141,776	50,410	48,919

OTHER INCOME:
Bank service charges, fees and other	31,267	28,949	10,640	9,725
Broker/dealer, asset management and insurance fees	40,558	38,176	14,219	12,911
Gain on sale of securities	17,838	11,465	462	2,462
(Loss) gain on extinguishment of debt	(5,959)	-	784	-
Gain on sale of mortgage servicing rights	69	284	14	88
Gain on sale of loans	7,874	(84)	666	(240)
Gain on sale of building	-	2,754	-	-
Other income	8,593	6,463	1,883	3,452
Total other income	100,240	88,007	28,668	28,398

OPERATING EXPENSES:
Salaries and employee benefits	72,288	69,037	23,998	22,808
Occupancy costs	12,581	10,109	4,193	3,439
Equipment expenses	2,703	2,848	903	963
EDP servicing, amortization and technical expenses	23,727	25,688	8,338	7,873
Communication expenses	6,200	6,792	2,004	2,202
Business promotion	8,239	7,140	3,198	2,828
Other taxes	6,293	6,574	2,105	2,049
Other operating expenses	33,992	34,390	11,187	11,689
Total operating expenses	166,023	162,578	55,926	53,851
Income before provision for income tax	83,015	67,205	23,152	23,466
PROVISION FOR INCOME TAX	21,186	4,075	6,087	1,597
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$61,829	$63,130	$17,065	$21,869
EARNINGS PER COMMON SHARE	$1.33	$1.35	$0.37	$0.47

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

	For the Quarters Ended					Nine Months Ended September 30,
	Sept. 30,	Sept. 30,	June 30,	3Q05/3Q04	3Q05/2Q05
	2005	2004	2005	Variation	Variation	2005	2004	Variation

Interest Income	$111,953	$92,449	$103,456	21.1%	8.2%	$316,159	$264,403	19.6%
Tax equivalent adjustment	1,931	5,025	2,786	-61.6%	-30.7%	9,251	14,141	-34.6%
Interest income on a tax equivalent basis	113,884	97,474	106,242	16.8%	7.2%	325,410	278,544	16.8%
Interest expense	56,893	36,510	49,788	55.8%	14.3%	151,961	100,857	50.7%
Net interest income on a tax equivalent basis	56,991	60,964	56,454	-6.5%	1.0%	173,449	177,687	-2.4%
Provision for loan losses	4,650	7,020	4,050	-33.8%	14.8%	15,400	21,770	-29.3%

Net interest income on a tax equivalent basis after provision	52,341	53,944	52,404	-3.0%	-0.1%	158,049	155,917	1.4%
Other operating income	27,540	26,176	25,942	5.2%	6.2%	74,528	73,872	0.9%
Gain on sale of securities	462	2,462	415	-81.2%	11.3%	17,838	11,465	55.6%
Gain on sale of loans	666	(240)	6,127	-377.5%	-89.1%	7,874	(84)	-9473.8%
Gain on sale of building	-	-	-	N/A	N/A	-	2,754	-100.0%
Other operating expenses	55,926	53,851	54,706	3.9%	2.2%	166,023	162,578	2.1%
Income on a tax equivalent basis before income taxes	25,083	28,491	30,182	-12.0%	-16.9%	92,266	81,346	13.4%
Provision (credit) for income taxes	6,087	1,597	8,141	281.2%	-25.2%	21,186	4,075	419.9%
Tax equivalent adjustment	1,931	5,025	2,786	-61.6%	-30.7%	9,251	14,141	-34.6%
NET INCOME (LOSS)	$17,065	$21,869	$19,255	-22.0%	-11.4%	$61,829	$63,130	-2.1%

SELECTED RATIOS:

Per share data (1):
Earnings (loss) per common share	$0.37	$0.47	$0.41			$1.33	$1.35
Average common shares
outstanding **	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Common shares outstanding
at end of period **	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Cash Dividends per Share	$0.16	$0.11	$0.16			$0.48	$0.33

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.
**After giving retroactive effect to the stock dividend declared on July 9, 2004

SANTANDER BANCORP

				2004
	YTD	QTD	QTD	YTD	QTD
	Sept. 30,	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
SELECTED RATIOS	2005	2005	2005	2004	2004

Net interest margin (1)	2.94%	2.80%	2.94%	3.28%	3.19%
Return on average assets (2)	1.00%	0.80%	0.95%	1.12%	1.10%
Return on average common equity (2)	14.20%	11.84%	12.57%	17.21%	17.14%
Efficiency Ratio (1,3)	63.41%	66.25%	61.79%	64.65%	61.97%
Non-interest income to revenues	24.07%	20.39%	23.90%	24.97%	23.50%
Capital:
Total capital to risk-adjusted assets	-	11.88%	12.34%	-	10.87%
Tier I capital to risk-adjusted assets	-	9.41%	9.75%	-	9.32%
Leverage ratio	-	6.38%	6.52%	-	6.13%
Non-performing loans to total loans	-	1.15%	1.27%	-	1.84%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	1.25%	1.32%	-	1.89%
Allowance for loan losses to non-
performing loans	-	92.82%	85.64%	-	73.05%
Allowance for loans losses to period-
end loans	-	1.06%	1.09%	-	1.34%

OTHER SELECTED FINANCIAL DATA		9/30/2005	9/30/2004	12/31/2004
		(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)		$ 4,602.1	$ 4,116.7	$ 4,275.4
Broker-dealer customer accounts		4,953.0	4,393.3	4,543.3
Mutual fund and assets managed		2,892.0	2,308.0	2,640.0
Trust, institutional and private accounts assets under management		1,137.0	1,247.0	1,369.0
Total		$ 13,584.1	$ 12,065.0	$ 12,827.7

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities, loss on extinguishment of debt in 2005 and gain on sale of building for 1Q04.